                                                                   EXHIBIT 10.26

                                 PLEDGE AGREEMENT
                                 ----------------

     THIS PLEDGE AGREEMENT (this "Agreement") is made as of September 21, 2001
                                  ---------
by and among Hologic, Inc., a Delaware corporation (the "Pledgor"), FluoroScan
                                                         -------
Imaging Systems, Inc., a Delaware corporation ("FluoroScan"), Hologic Investment
                                                ----------
Corp., a Massachusetts corporation  ("Investment"), Hologic International
                                      ----------
Holdings B.V., a Netherlands corporation ("International"), X-Ray Technology
                                           -------------
Corporation, a Delaware corporation ("X-Ray"), and Direct Radiography Corp., a
                                      -----
Delaware corporation ("DRC", and collectively with International and Investment,
                       ---
X-Ray and FluoroScan, the "Pledged Stock Issuers") and Foothill Capital
                           ---------------------
Corporation, as Agent (in such capacity, the "Agent"), on behalf of the Lenders
                                              -----
from time to time party to the Loan Agreement referred to below (the "Lenders",
                                                                      -------
and collectively with the Agent, the "Secured Parties").
                                      ---------------

                             W I T N E S S E T H :

     WHEREAS, the Pledgor, FluoroScan and DRC, on the one hand, and the Agent and the Lenders, on the other hand, have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the "Loan Agreement") pursuant to which the
                                     --------------
Agent and the other Lenders have agreed, subject to the terms and conditions set forth therein, to make revolving credit loans, term loans and other financial accommodations to the Pledgor, FluoroScan and DRC (collectively, the "Loans");
                                                                      -----
and

     WHEREAS, the obligations of the Agent and the other Lenders to make the Loans are subject to the condition, among others, that the Pledgor and the Pledged Stock Issuers execute and deliver this Agreement and that the Pledgor grant the security interest hereinafter described;

     NOW, THEREFORE, in consideration of the willingness of the Agent and the other Lenders to enter into the Loan Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to Pledgor, FluoroScan and DRC pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

     1.   Certain Definitions.

          (a) As used in this Agreement the following terms shall have the following definitions:

               (i)  "Pledged Collateral" shall mean the Pledged Notes and the
                     ------------------
          Pledged Stock and any collateral now or hereafter pledged hereunder.



               (ii) "Pledged Notes" shall mean the promissory notes and other
                     -------------
          instruments, if any, payable to the Pledgor listed on Schedule I hereto and any other promissory notes and other instruments now or hereafter pledged hereunder.

               (iii)  "Pledged Stock" shall mean the capital stock and other
                       -------------
          securities or ownership interests of each Pledged Stock Issuer listed on Schedule I hereto and any additional capital stock and other securities or membership interests now or hereafter pledged hereunder.

          (b) Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, and references to the singular include the plural.

     2.   Security Interest.  To secure the Pledgor's prompt, punctual and
          -----------------
faithful payment and performance of all and each of the Obligations, the Pledgor hereby deposits with and pledges to the Agent, for its benefit and the benefit of each of the other Secured Parties, the Pledged Collateral and hereby grants to the Agent, for its benefit and the benefit of each of the other Secured Parties, a security interest in and lien on all of the Pledgor's right, title and interest in and to the Pledged Collateral.

     3.   Special Warranties and Covenants of the Pledgor.  The Pledgor hereby
          -----------------------------------------------
warrants and covenants to the Agent and each of the other Secured Parties that:

          (a) The Pledged Collateral is duly and validly pledged with the Agent, for its own benefit and the benefit of each of the other Secured Parties, in accordance with law, and the Pledgor warrants and will defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

          (b) The Pledgor has good title to the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever except as set forth and permitted under the Loan Agreement.

          (c) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

          (d) The Pledged Stock constitutes all of the presently issued and outstanding capital stock of each of FluoroScan, Investment, X-Ray and DRC and 65 percent of the presently issued and outstanding capital stock of International.

          (e) If any additional capital stock or other ownership interests of any type or class of any of the Pledged Stock Issuers or if any promissory notes or other securities of any type of any of the Pledged Stock Issuers are acquired by the Pledgor after the date hereof, the same shall constitute Pledged Collateral and shall be deposited and pledged with the Agent as provided in
Section 2 hereof simultaneously with such acquisition. The Pledgor shall not make any loans to any of the Pledged Stock Issuers except as set forth and permitted under the Loan Agreement.

          (f) The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than liens on and security interests in the Pledged Collateral created hereby or which are otherwise permitted under the Loan Agreement.

          (g) The Pledgor will not consent to or approve the issuance of any additional shares of capital stock of any class of the Pledged Stock Issuers, except for the issuance of additional shares of capital stock to the Pledgor as permitted by and in accordance with the terms of the Loan Agreement, provided that any such additional shares of capital stock shall be deposited and pledged with the Agent simultaneously with such issuance as provided in Section 2 hereof.

     4.   Special Warranties and Covenants of Investment.  Investment hereby
          ----------------------------------------------
warrants and covenants to the Agent and each of the other Secured Parties that:

          (a) Investment presently qualifies for classification as a "security corporation" under chapter 63, section 38B of the General Laws of The Commonwealth of Massachusetts.

          (b) The Hologic Investment Account is the only deposit or security account maintained by Investment. Without the consent of the Agent, Investment shall not open or maintain any deposit or securities accounts other than the Hologic Investment Account, and any such accounts shall be subject to an irrevocable payment directive in form and substance satisfactory to Agent.

          (c) Investment will not create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of its assets.

     5.   Distributions.  In case, upon the dissolution, winding up, liquidation
          -------------
or reorganization of the Pledged Stock Issuers whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Pledged Stock Issuers or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Agent to be held as collateral security for the Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (excluding ordinary cash dividends) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Pledged Stock Issuers, the shares or other property so distributed shall be delivered to the Agent to be held as collateral security for the Obligations.

     6.   Events of Default.  There shall exist a default under this Agreement
          -----------------
upon the happening of any of the following events or conditions (herein called "Events of Default"):
 -----------------

          (a) Default shall be made in the due and punctual payment of any principal of or premium, if any, or interest on any of the Obligations as and when the same shall become due and payable (whether at maturity or at a date fixed for any prepayment or installment or by declaration or acceleration or otherwise) and such default shall continue beyond the expiration of the applicable period of grace, if any; or

          (b) Any other Event of Default (as defined or provided in the Loan Agreement) shall occur.

     7.  Rights and Remedies of Agent.  Upon the occurrence of any Event of
         ----------------------------
Default, such default not having previously been remedied or cured, the Agent shall have the following rights and remedies:

          (a) The right to deliver to Goldman Sachs & Co. instructions consistent with the Payment Directive that any withdrawals from the Hologic Investment Account be transferred and deposited into the Agent's Account.

          (b) All rights and remedies provided by law, including, without limitation, those provided by the Massachusetts Uniform Commercial Code as in effect from time to time (the "Code");
                               ----

          (c)  All rights and remedies provided in this Agreement; and

          (d) All rights and remedies provided in the Loan Agreement or in any other agreement, document or instrument pertaining to the Obligations.

     8.  Right to Transfer into Name of Agent, etc.  In case there shall
         -----------------------------------------
exist an Event of Default, but subject to the provisions of the Code or other applicable law, the Agent may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as no Event of Default shall exist, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Obligations, the voting power with respect to the Pledged Collateral.

     9.  Right of Agent to Exercise Voting Power, etc.  In case there shall
         --------------------------------------------
exist an Event of Default, the Agent shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Stock Issuers or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine, all without liability except to account for property actually received, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     10.  Right of Agent to Dispose of Collateral, etc.  Upon the occurrence of
          --------------------------------------------
an Event of Default, such default not having previously been remedied or cured, the Agent shall have the right at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. Unless the Pledged Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Pledgor at least ten days' prior written notice at the address of the Pledgor specified in section 17 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including, without limitation, the Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be at such commercially reasonable price or prices as the Agent shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Agent may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Agent may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the Pledged Stock Issuers to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: first, to the payment of all costs and expenses of such sale, including reasonable attorneys' fees; second, to the payment of the Obligations in such order of priority as the Agent shall determine, and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Pledged Stock Issuers or the Pledgor).

          The Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Agent has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

     11.  Collection of Amounts Payable on Account of Pledged Collateral, etc.
          -------------------------------------------------------------------
Upon the occurrence of any Event of Default, the Agent may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

     12.  Care of Pledged Collateral in Agent's Possession.  Beyond the exercise
          ------------------------------------------------
of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

     13.  WAIVERS, ETC.  THE PLEDGOR HEREBY WAIVES PRESENTMENT, DEMAND, NOTICE,
          ------------
PROTEST AND, EXCEPT AS IS OTHERWISE PROVIDED HEREIN, ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THIS AGREEMENT OR THE ENFORCEMENT OF THE AGENT'S RIGHTS HEREUNDER OR IN CONNECTION WITH ANY OBLIGATIONS OR ANY PLEDGED COLLATERAL; CONSENTS TO AND WAIVES NOTICE OF THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT OR OTHER INDULGENCES TO THE PLEDGED STOCK ISSUERS OR THE PLEDGOR OR TO ANY THIRD PARTY, OR SUBSTITUTION, RELEASE OR SURRENDER OF ANY COLLATERAL SECURITY FOR ANY OBLIGATION, THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY OBLIGATION OR ON ANY COLLATERAL SECURITY FOR ANY OBLIGATION, THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY OBLIGATION OR ON ANY COLLATERAL SECURITY FOR ANY OBLIGATION AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF THE AGENT IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY FUTURE OCCASION. THE PLEDGOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS, UNDER THE CONSTITUTION OF THE STATE OF GEORGIA (OR UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE PLEDGED COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE AGENT AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF

SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE PLEDGOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

     14.  Termination; Assignment, etc.  This Agreement and the security
          ----------------------------
interest in the Pledged Collateral created hereby shall terminate when all of the Obligations have been paid and finally discharged in full (provided that the
                                                               --------
Agent is no longer obligated to make Loans under the Loan Agreement). No waiver by the Agent or by any other holder of Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Agent of all or any of the Obligations held by it, the Agent may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Agent hereunder, and the Agent shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

     15.  Reinstatement.  Notwithstanding the provisions of section 14, this
          -------------
Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledged Stock Issuers or the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledged Stock Issuers or the Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

     16.  Governmental Approvals, etc.  Upon the exercise by the Agent of any
          ---------------------------
power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Agent may be required to obtain for such governmental consent, approval, qualification or authorization.

     17.  Restrictions on Transfer, etc.  To the extent that any restrictions
          -----------------------------
imposed by the respective Governing Documents of the Pledged Stock Issuers or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Agent of any right granted hereunder, including, without limitation, the right of the Agent to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions, and represents and warrants that it has caused the Pledged Stock Issuers to take all necessary action to waive such restrictions, and the Pledgor hereby agrees that it will take any further action which the Agent may reasonably request in order that the Agent may obtain and enjoy the full rights and benefits granted to the Agent by this Agreement free of any such restrictions.

     18.  Notices.  Except as otherwise provided herein, all notices to the
          -------
Pledgor or to the Agent shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if personally delivered or mailed by first class mail, postage prepaid, as follows:

     if to the Pledgor:  Hologic, Inc.
                         35 Crosby Drive
                         Bedford, Massachusetts 01730
                         Attn: Chief Financial Officer
                         Facsimile: (781) 280-0669

     with a copy to:     Brown, Rudnick, Freed & Gesmer, P.C.
                         One Financial Center
                         Boston, Massachusetts  02111
                         Attn: William R. Baldiga, Esq.
                         Facsimile: (617) 856-8201

     if to the Agent:    Foothill Capital Corporation
                         One Boston Place
                         Suite 1800
                         Boston, Massachusetts 02108
                         Attn: Anthony Aloi
                         Facsimile: (617) 523-1697

     with a copy to:     Choate, Hall & Stewart
                         Exchange Place
                         53 State Street
                         Boston, Massachusetts  02109
                         Attn: Peter M. Palladino, Esq.
                         Facsimile: 617-248-4000

or at such other address as the party to whom such notice is directed may have designated in writing to the other party hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

     19.  Miscellaneous.  This Agreement shall inure to the benefit of and be
          -------------
binding upon the Agent and the Pledgor and their respective successors and assigns, and the term "Agent" shall be deemed to include any other holder or holders of any of the Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     20.  Governing Law; Jurisdiction; Waiver of Jury Trial.  THIS AGREEMENT,
          -------------------------------------------------
INCLUDING THE VALIDITY HEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE PLEDGOR, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO SERVICE OF PROCESS, AND TO BE SUED, IN THE COMMONWEALTH OF MASSACHUSETTS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY SUCH COURTS. THE PLEDGOR FURTHER AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO IT AT ITS ADDRESS PROVIDED IN SECTION 17 HEREOF OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. THE PLEDGOR IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST THE PLEDGOR IN RESPECT OF ITS OBLIGATIONS HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

                                    PLEDGOR:
                                    -------

                                    HOLOGIC, INC.


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Glenn P. Muir,
                                       Chief Financial Officer


                                    PLEDGED STOCK ISSUERS:
                                    ---------------------

                                    FLUOROSCAN IMAGING SYSTEMS,
                                    INC.


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Glenn P. Muir,
                                       Vice President - Finance

                                    DIRECT RADIOGRAPHY CORP.


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Glenn P. Muir,
                                       Vice President - Finance


                                    HOLOGIC INVESTMENT CORP.


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Glenn P. Muir,
                                       Vice President - Finance

                    [Signatures continue on following page.]

                                    X-RAY TECHNOLOGY CORPORATION


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Glenn P. Muir,
                                       Vice President - Finance

                                    HOLOGIC INTERNATIONAL HOLDINGS, B.V.


                                    By: /s/ Glenn P. Muir
                                       ---------------------------------
                                       Name: Glenn P. Muir
                                             ------------------------------
                                       Title:______________________________

                                    AGENT:
                                    -----

                                    FOOTHILL CAPITAL CORPORATION,
                                    as Agent and Lender


                                    By: /s/ Scott Ryan
                                       ---------------------------------
                                       Scott Ryan,
                                       Vice President

                                      S-2